                                                                           DRAFT
                                                                         7/15/95




                                 NS GROUP, INC.

                          125,000 UNITS CONSISTING OF

                     ______% SENIOR SECURED NOTES DUE 2003
                                      AND
                  _________ WARRANTS TO PURCHASE COMMON STOCK

                             UNDERWRITING AGREEMENT
                             ----------------------
                                                              _________ __, 1995

CHEMICAL SECURITIES INC.,
  as Representative of the Underwriters
270 Park Avenue
New York, New York  10017

CS FIRST BOSTON
Park Avenue Plaza
55 East 52nd Street
New York, New York  100121

Dear Sirs:

                 NS Group, Inc., a Kentucky corporation (the "Company"), proposes to issue and sell (a) $125,000,000 aggregate principal amount of its __% Senior Secured Notes due 2003 (the "Notes") and (b) _______ warrants to purchase an equal number of shares of the Company's Common Stock, no par value (the "Common Stock"). The Notes are to be issued under an indenture (the "Indenture") to be dated as of ______ __, 1995 by and between the Company and The Huntington National Bank, as Trustee (the "Trustee"). The warrants comprising part of the unit of the Notes and the warrants are to be issued under a Warrant Agreement to be dated as of _____ __, 1995 (the "Warrant Agreement") between the Company and [The Huntington National Bank], as Warrant Agent (the "Warrant Agent"). All warrants issued under the Warrant Agreement are herein referred to as the "Warrants," and the shares of Common Stock issuable upon exercise of the Warrants are herein referred to as the "Warrant Shares." The Notes and the Warrants will initially be represented by 125,000 units ("Units"), each Unit consisting of $1,000 principal amount of Notes and _ Warrants to purchase an equal number of Warrant Shares. The Notes, the Warrants forming a part of the Units, the Warrant Shares underlying the Warrants forming a part of the Units, and the Units, are collectively referred to herein as the "Securities." The obligations of the Company arising under and in connection with the Notes shall be unconditionally guaranteed, jointly and severally, by each of the Company's subsidiaries pursuant to the Subsidiary Guarantee dated as of the Closing Date (the "Subsidiary Guarantee") by Newport Steel Corporation ("Newport"), Koppel Steel

Corporation ("Koppel"), Erlanger Tubular Corporation ("Erlanger"), Imperial Adhesives, Inc. ("Imperial"), Northern Kentucky Management, Inc. and Northern Kentucky Air, Inc. The obligations of Newport under the Subsidiary Guarantee will be secured by a Mortgage, Assignment of Rents and Leases and a Leasehold Mortgage, Assignment of Rents and Leases, each dated as of the Closing Date, by Newport to the Trustee in its capacity as collateral agent (the "Collateral Agent") with respect to certain real property located in the State of Kentucky (the "Kentucky Mortgage") and the Newport Security Agreement dated as of the Closing Date between Newport and the Collateral Agent (the "Newport Security Agreement"); the obligations of Koppel under the Subsidiary Guarantee will be secured by a Mortgage, Assignment of Rents and Leases dated as of between Koppel and the Collateral Agent with respect to certain real property located in the State of Pennsylvania (the "Pennsylvania Mortgage"), a Deed of Trust, Assignment of Rents and Leases dated as of the Closing Date between Koppel and the Collateral Agent with respect to certain real property located in the State of Texas (the "Texas Mortgage") and the Koppel Security Agreement dated as of the Closing Date between Koppel and the Collateral Agent (the "Koppel Security Agreement"); and the obligations of Erlanger under the Subsidiary Guarantee will be secured by a Leasehold Mortgage, Assignment of Rents and Leases dated as of the Closing Date between Erlanger and the Collateral Agent with respect to certain real property located in the State of Oklahoma (the "Oklahoma Mortgage") and the Erlanger Security Agreement dated as of the Closing Date between Erlanger and the Collateral Agent (the "Erlanger Security Agreement"). The Notes will be secured by a pledge by the Company of certain intercompany notes (the "Intercompany Notes") from each of Newport, Koppel and Erlanger.
The Company will pledge each of the Intercompany Notes pursuant to the Pledge and Security Agreement dated as of the Closing Date to be entered into between the Collateral Agent and the Company (the "Pledge Agreement") to secure its obligations arising in connection with the Notes. The Intercompany Note of Newport will be secured by the ICN Junior Mortgage, Assignment of Rents and Leases and the ICN Junior Leasehold Mortgage, Assignment of Rents and Leases, each dated as of the Closing Date, with respect to certain real property located in the State of Kentucky (the "ICN Kentucky Mortgage") and the Newport ICN Security Agreement dated as of the Closing Date (the "Newport ICN Security Agreement"); the Intercompany Note of Koppel will be secured by the ICN Junior Mortgage, Assignment of Rents and Leases dated as of the Closing Date with respect to certain real property in the State of Pennsylvania (the "ICN Pennsylvania Mortgage"), the ICN Junior Deed of Trust, Assignment of Rents and Leases dated as of the Closing Date with respect to certain real property located in the State of Texas (the "ICN Texas Mortgage") and the Koppel ICN Security Agreement dated as of the Closing Date (the "Koppel ICN Security Agreement"); and the Intercompany Note of Erlanger will be secured by the ICN Junior Leasehold Mortgage, Assignment of Rents and Leases dated as of the Closing Date with respect to certain real property in the State of Oklahoma (the "ICN Oklahoma Mortgage") and the Erlanger ICN Security Agreement dated as of the Closing Date (the "Erlanger ICN Security Agreement"). The "ICN Kentucky Mortgage" and the "Kentucky Mortgage" are collectively referred to as the "Kentucky Mortgages"; the "ICN Pennsylvania Mortgage" and the "Pennsylvania Mortgage" are collectively referred to as the "Pennsylvania Mortgages"; the "ICN Texas Mortgage" and the "Texas Mortgage" are collectively referred to as the "Texas Mortgages"; the "ICN Oklahoma Mortgage" and the "Oklahoma Mortgage" are collectively referred





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                                                                               3



to as the "Oklahoma Mortgages"; the "ICN Newport Security Agreement" and the "Newport Security Agreement" are collectively referred to as the "Newport Security Agreements"; the "ICN Koppel Security Agreement" and the "Koppel Security Agreements" are collectively referred to as the "Koppel Security Agreements"; and the "ICN Erlanger Security Agreement" and the "Erlanger Security Agreement" are collectively referred to as the "Erlanger Security Agreements". The Intercreditor Agreement dated as of the Closing Date between Newport and the City of Dayton (the "Newport Subordination Agreement") shall be referred to as the "Subordination Agreement." Collectively, the Pledge Agreement, the Kentucky Mortgages, the Pennsylvania Mortgages, the Texas Mortgages, the Oklahoma Mortgages, the Newport Security Agreements, the Koppel Security Agreements, the Erlanger Security Agreements and the Intercompany Notes shall be referred to as the "Security Documents." The Security Documents, the Subsidiary Guarantee and the Subordination Agreement shall be collectively referred to as the "Collateral Documents." This is to confirm the agreement concerning the purchase of the Securities from the Company by Chemical Securities Inc. and CS First Boston Corporation (the "Underwriters").

                 1. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY. The Company represents and warrants to and agrees with each of the Underwriters that:

                 (a) A registration statement on Form S-1 (No. 33-56637), including a form of prospectus, relating to the Securities and the Subsidiary Guarantee has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission"), and has been filed by the Company with the Commission. The Company may have filed one or more amendments thereto, including the related Preliminary Prospectus, each of which has previously been furnished to you. The Company will next file with the Commission either (i) prior to effectiveness of such registration statement, a further amendment to such registration statement (including the form of final prospectus) or (ii) after effectiveness of such registration statement, a final prospectus in accordance with Rules 430A and 424(b)(1) or (4). In the case of clause (ii), the Company has included in such registration statement, as amended at the Effective Time (as defined below), all information (other than information permitted to be omitted from the registration statement when it becomes effective pursuant to Rule 430A ("Rule 430A Information")) required by the Securities Act and the Rules and Regulations to be included in the final prospectus with respect to the Securities and the Subsidiary Guarantee and the offering thereof. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, with respect to the Securities and the Subsidiary Guarantee and the offering thereof and, except to the extent the Representative shall agree in writing to a modification, shall be in all substantive respects in the form furnished to the Underwriters prior to the execution of this Agreement or, to the extent not completed at such time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the execution of this Agreement, will be included or made therein. For purposes of this Agreement, "Effective Time" means the date and time as of which such registration statement, or





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         the most recent post-effective amendment thereto, if any, was or is declared effective by the Commission. "Preliminary Prospectus" means each prospectus included in such registration statement, or amendments thereof, before it becomes effective under the Securities Act, any prospectus filed with the Commission by the Company pursuant to Rule 424(a) and the prospectus included in the Registration Statement at the Effective Time that omits Rule 430A Information. Such registration statement, as amended at the Effective Time, including all Rule 430A Information, if any, is hereinafter referred to as the "Registration Statement", and the form of prospectus relating to the Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) or, if no such filing is required, as included in the Registration Statement is hereinafter referred to as the "Prospectus".

                 (b) (i) At the Effective Time, (i) the Registration Statement did or will, the Prospectus, if not filed pursuant to Rule 424(b), will or otherwise, the Preliminary Prospectus, did, (ii) when the Prospectus (and any supplements thereto) is first filed (if required) in accordance with Rule 424(b) will, and (iii) on the Closing Date, the Prospectus (and any supplements thereto) will, in the case of each of clauses (i), (ii), and (iii) comply in all material respects with the applicable requirements of the Securities Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the respective rules thereunder; at the Effective Time, the Registration Statement did not or will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; at the Effective Time and on the Closing Date, the Indenture did or will comply in all material respects with the applicable requirements of the Trust Indenture Act and the rules and regulations of the Commission thereunder; and, at the Effective Time, the Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and otherwise, at the Effective Time, on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Preliminary Prospectus or the Prospectus, as the case may be, (together with any supplement thereto) did not or will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) of the Trustee under the Trust Indenture Act or (ii) information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of the Underwriters specifically for use therein (the "Underwriters' Information"). The parties acknowledge and agree that the Underwriters' Information consists solely of the material included under the caption "Underwriting" in the Prospectus.

                 (c) The Company and each of its subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to so qualify or have such power or authority would not have, singularly or in the aggregate, a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Company and its subsidiaries taken as a whole.

                 (d) The Company and its subsidiaries have full right, power and authority to execute and deliver this Agreement, the Indenture, the Warrant Agreement, the Notes and the Collateral Documents and to perform their respective obligations hereunder and thereunder; and all corporate action required to be taken for the due and proper authorization, execution and delivery of this Agreement, the Indenture, the Warrant Agreement, the Notes and the Collateral Documents and the consummation of the transactions contemplated by this Agreement, the Indenture, the Securities and the Collateral Documents have been duly and validly taken.

                 (e) This Agreement, the Indenture, the Warrant Agreement and the Collateral Documents, when duly executed by the proper officers of the Company and its subsidiaries and delivered by the Company and its subsidiaries, will constitute valid and binding agreements of the Company and its subsidiaries enforceable against the Company and its subsidiaries in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Notes, when duly executed, authenticated, issued and delivered as provided in the Indenture, will be duly and validly issued and outstanding and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and the Collateral Documents and enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Indenture, the Collateral Documents, the Warrant Agreement and the Securities conform to the descriptions thereof contained in the Prospectus.

                 (f) The Warrants have been duly authorized by the Company for issuance, and when executed by the Company and countersigned by the Warrant Agent in accordance with the provisions of the Warrant Agreement, and delivered to and paid for in accordance with the terms hereof, will have been duly executed, issued and delivered and will be entitled to the benefits of the Warrant Agreement and will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).





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                 (g)      The Warrant Shares, when issued in accordance with
         the terms and conditions contained in the Warrant Agreement upon exercise of the Warrants, will be duly authorized, validly issued, fully paid and non-assessable, will not be subject to any preemptive or similar rights and will be free and clear of all liens, encumbrances, equities and claims or restrictions on transferability (other than those, if any, imposed by the Securities Act and the securities or "Blue Sky" laws of certain jurisdictions) or voting. The Warrant Shares have been duly reserved for issuance in accordance with the terms of the Warrants and the Warrant Agreement.

                 (h) The issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable; the capital stock conforms to all statements relating thereto in the Prospectus; the Company has authorized, issued and outstanding capital stock as set forth under "Description of Capital Stock" in the Prospectus (except for subsequent issuances pursuant to the exercise of the Warrants or pursuant to reservations, agreements, employee benefits plans or the exercise of convertible securities referred to in the Prospectus); and the stockholders have no preemptive rights or similar rights with respect to the Common Stock.

                 (i) Except as set forth in the Prospectus, there are no outstanding (i) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company, (ii) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations, or (iii) obligations of the Company to issue any such convertible or exchangeable securities or obligations, or any such warrants, rights or obligations.

                 (j) The Company and each of its subsidiaries have good and marketable title in fee simple or valid leasehold interests, as the case may be, to all items of real and personal property subject to the liens of the Security Documents, and have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all other items of real or personal property which are material to the business of the Company and its subsidiaries taken as a whole, in each case, except as permitted by the Indenture, free and clear of all liens, encumbrances, claims and defects that may materially interfere with the condition (financial or otherwise), results of operations, business or prospects of the Company and its subsidiaries taken as a whole.

                 (k) The liens granted pursuant to the Security Documents will constitute perfected liens on the Collateral (as collectively defined in the Security Documents) in favor of the Collateral Agent or the Company, as the case may be, which will be prior to all other liens on the Collateral created by the Company and its subsidiaries and in existence on the date hereof, excluding liens permitted by the Indenture upon (i) the recordation of the Kentucky Mortgages, the Pennsylvania Mortgages, the Texas Mortgages and the Oklahoma Mortgages and the proper financing statements with [list filing offices] and
         (ii) the filing of the releases and termination statements in the filing and recording offices set forth on Schedule 2 hereto.





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                 (l)  All of the outstanding shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are owned directly or indirectly by the Company through one or more wholly-owned subsidiaries, free and clear of any claim, lien, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party and are in the possession of the Company.

                 (m) The execution, delivery and performance of this Agreement, the Indenture, the Warrant Agreement, the Notes, the Warrants, the Units and the Collateral Documents by the Company and its subsidiaries, the issuance and sale of the Securities and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject except where any of the same would not reasonably be expected to have a material adverse effect on the operations of the party to such agreement to which such conflict, breach, violation or default relates, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets except where any of the same would not reasonably be expected to have a material adverse effect on the operations of the entity to which such violation relates; and except for the registration of the Securities under the Securities Act, the qualification of the Indenture under the Trust Indenture Act, such consents, approvals, authorizations, registrations or qualifications as may be required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and applicable state securities laws in connection with the purchase and distribution of the Securities by the Underwriters and filings and recordation as are necessary in connection with the perfection of the liens created by the Security Documents, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Indenture, the Warrant Agreement, the Notes, the Warrants, the Units or the Collateral Documents by the Company and its subsidiaries, the issuance and sale of the Securities and the consummation of the transactions contemplated hereby and thereby.

                 (n) The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included in the Prospectus present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved.

                 (o) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations and which have not been so described or filed.

                 (p) Except as disclosed in the Registration Statement and the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, singularly or in the aggregate, if determined adversely to the Company or any of its subsidiaries, are reasonably likely to have a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Company and its subsidiaries taken as a whole; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                 (q) Neither the Company nor any of its subsidiaries (i) is in violation of its charter or by-laws, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) is in violation in any respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject, except any violation or default that would not have a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Company and its subsidiaries taken as a whole.

                 (r) The Company and each of its subsidiaries possess all material licenses, certificates, authorizations and permits issued by, and have made all declarations and filings with, the appropriate state, federal or foreign regulatory agencies or bodies which are necessary for the ownership of their respective properties or the conduct of their respective businesses as described in the Prospectus, except where the failure to possess or make the same would not have, singularly or in the aggregate, a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Company and its subsidiaries taken as a whole, and the Company has not received notification of any revocation or modification of any such license, authorization or permit and has no reason to believe that any such license, certificate, authorization or permit will not be renewed.

                 (s) The Company and each of its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses and are not aware that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflict with, any such rights of others.

                 (t) No labor disturbance by the employees of the Company or any of its subsidiaries exists or, to the best of the Company's knowledge, is imminent which might be expected to have a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Company and its subsidiaries taken as a whole.

                 (u) No "prohibited transaction" (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the "Code")) or "accumulated funding deficiency" (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan which could have a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Company and its subsidiaries taken as a whole; each employee benefit plan is in compliance in all material respects with applicable law, including ERISA and the Code; the Company has not incurred and does not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any "pension plan"; and each "pension plan" (as defined in ERISA) for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification.

                 (v) Except as disclosed in the Registration Statement and the Prospectus, there has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission, or other release of any kind of toxic or other wastes or other hazardous substances by, due to, or caused by the Company or any of its subsidiaries (or, to the best of the Company's knowledge, any other entity for whose acts or omissions the Company or any of its subsidiaries is or may be liable) upon any of the property now or previously owned or leased by the Company or any of its subsidiaries, or upon any other property, in violation of any statute or any ordinance, rule, regulation, order, judgment, decree or permit or which would, under any statute or any ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability, except for any violation or liability which would not have, singularly or in the aggregate with all such violations and liabilities, a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Company and its subsidiaries taken as a whole; except as disclosed in the Registration Statement and the Prospectus, there has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company or any of its subsidiaries have knowledge, except for any such disposal, discharge, emission, or other release of any kind which would not have, singularly or in the aggregate with all such discharges and other releases, a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Company and its subsidiaries taken as a whole.

                 (w) The Company (i) does not have any material lending or other relationship with any banks or lending affiliates of the Underwriters, and (ii) does not intend to use any of the proceeds from the sale of the Securities hereunder to repay any outstanding debt owed to any affiliates of the Underwriters.

                 (x) Except for General Electric Capital Corporation ("GECC") and its affiliates, there are no persons with registration or other similar rights either to have any securities registered pursuant to the Registration Statement or to have any securities otherwise registered by the Company under the Securities Act in connection with or as a result of the execution, delivery and performance of this Agreement; the Company has received an effective waiver of any registration rights beneficially owned by GECC and its affiliates.

                 (y) Neither the Company nor any of its subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations of the Commission thereunder.

                 (z) As described in the Registration Statement and the Prospectus, the Company has adopted the capital expenditure program described in the Registration Statement and the Prospectus.

                 (aa) Neither the Company nor any of its subsidiaries other than Newport, Koppel and Erlanger, own, hold, lease or have any other rights in any assets used or which may be used in any way in connection with the manufacture, production or generation of the products manufactured by the Company and its Subsidiaries (except the adhesives business), as described in the Prospectus and the Registration Statement.

                 (ab) N Sub 1, Inc., formerly a wholly-owned subsidiary of the Company, was merged into _________ on July __, 1995.

                 2. PURCHASE BY THE UNDERWRITERS. On the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions set forth herein, the Company agrees to issue and sell to each of the Underwriters, severally and not jointly, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company, the number of Units set forth opposite the name of such Underwriter in Schedule 1 hereto at a purchase price of $___ per unit, plus accrued interest with respect to the Notes, if any, from _________ __, 1995 to the Closing Date (as hereinafter defined).

                 The Company shall not be obligated to deliver any of the Securities except upon payment for all the Securities to be purchased as provided herein.

                 3. DELIVERY OF AND PAYMENT FOR THE SECURITIES. Delivery of and payment for the Securities shall be made at the office of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017, or at such other place as shall be agreed upon by the Representative and the Company, at 10:00 A.M., New York City time, on _________ __, 1995, or at such other date or time, not later than seven full business days thereafter, as shall be agreed upon by the Representative and the Company (such date and time being referred to herein as the "Closing Date"). On the Closing Date, the Company shall deliver or cause to be delivered to the Representative for the account of each Underwriter through the book-entry facilities of The Depository Trust Company (the "Depositary") the Securities (with any transfer taxes payable in connection with the transfer of such Securities to the Underwriters duly paid by the Company) against payment of the purchase price to the Company or to other persons upon the order of the Company by certified or official bank check or checks payable in New York Clearinghouse (next day) funds or similar next day funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each of the Underwriters hereunder. The Securities so to be delivered will be represented by one or more permanent global notes registered in the name of the Depositary or its nominee. The Company shall make the certificates for the Securities available for inspection by the Underwriters and delivery to the Depositary in New York, New York, not later than two full business days prior to the Closing Date.

                 4. FURTHER AGREEMENTS OF THE COMPANY. The Company agrees with each of the Underwriters:

                 (a) That, if the Effective Time is prior to the execution and delivery of this Agreement, to file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by the Representative, subparagraph (4)) of Rule 424(b) within the time period prescribed by such rule and will provide evidence satisfactory to the Representative of such timely filing;

                 (b) To advise the Representative promptly of any proposal to amend or supplement the registration statement as filed or the related prospectus or the Registration Statement or the Prospectus and not to effect such amendment or supplementation without the consent of the Representative; to advise the Representative promptly of the receipt of any comments from the Commission and of the effectiveness of the Registration Statement (in each case if the Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of the Registration Statement or the Prospectus, or of any request by the Commission therefor, and of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; to advise the Representative promptly of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of such Securities for offering or sale in any jurisdiction and of the initiation or threatening of any proceeding for any such purpose; and to use best efforts to prevent the issuance of any stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification and, if any such stop order or order of suspension is issued, to obtain the lifting thereof at the earliest possible time;

                 (c) To file a post-effective amendment to the Registration Statement, including a form of prospectus relating to the Warrant Shares, prepared in conformity with the requirements of the Securities Act and the Rules and Regulations of the Commission; and to have such post-effective amendment declared effective prior to _____ __, 1995 and maintain the effectiveness of such post-effective amendment or registration until ____ __, ____.

                 (d) To furnish promptly to each of the Underwriters and counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith; and to deliver promptly without charge to the Underwriters such number of the following documents as the Underwriters may from time to time reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement, the Indenture, the Warrant Agreement, the Collateral Documents, the computation of the ratio of earnings to fixed charges and the computation of other ratios) and (ii) each Preliminary Prospectus, the Prospectus (not later than 10:00 A.M., New York City time, of the day following the execution and delivery of this Agreement) and any amended or supplemented Prospectus (not later than 10:00 A.M. New York City time, on the day following the date of such amendment or supplement);

                 (e) If the delivery of a prospectus is required at any time in connection with the sale of the Securities and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or if for any other reason it shall be necessary at such time to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Representative immediately thereof, and to promptly prepare and file with the Commission an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

                 (f) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Representative, be required by the Securities Act or requested by the Commission or advisable in connection with the distribution of the Securities;

                 (g) As soon as practicable to make generally available to the Company's security holders and to deliver to the Representative an earning statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);

                 (h) For so long as any of the Securities are outstanding, to furnish to the Underwriters copies of all materials furnished by the Company to its shareholders and all public reports and all reports and financial statements furnished by the Company to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

                 (i) Promptly from time to time to take such action as the Representative may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Representative may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction; and

                 (j) For a period of __ days from the date of the Prospectus, to not offer for sale, sell, contract to sell or otherwise dispose of, directly or indirectly, or file a registration statement for, or announce any offering of, any debt or equity securities of the Company (other than the Securities) without the prior written consent of the Representative.

                 5. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The respective obligations of each of the Underwriters hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties of the Company contained herein, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

                 (a) If the Effective Time is not prior to the execution and delivery of this Agreement, the Registration Statement shall have become effective and the Indenture shall have been qualified under the Trust Indenture Act, and the Representative shall have received notice thereof, not later than (i) 6:00 p.m. New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 p.m. New York City time on such date or
         (ii) 12:00 noon New York City time on the business day following the day on which the offering price was determined if such determination occurred after 3:00 p.m. New York City time on such date. If the Effective Time is prior to the execution and delivery of this Agreement, the Prospectus shall have been timely filed with the Commission in accordance with Section 4(a) of this Agreement. Prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with to the reasonable satisfaction of the Representative.

                 (b) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Securities, the Indenture, the Warrant Agreement, the Collateral Documents, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby, shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

                 (c) Bryan Cave shall have furnished to the Underwriters their written opinion, as special counsel to the Company, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to the Representative, to the effect that:

                             (i)  The Registration Statement was declared
                 effective under the Securities Act and the Indenture was qualified under the Trust Indenture Act as of the date and time specified in such opinion; the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein; and no stop order suspending the effectiveness of the Registration Statement has been issued and, to the best of such counsel's knowledge, no proceeding for that purpose is pending or threatened by the Commission;

                            (ii) The Registration Statement and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus made by the Company prior to the Closing Date (other than the financial statements and related schedules and the other financial and statistical information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations;


                           (iii) The Indenture complies as to form in all material respects with the requirements of the Trust Indenture Act and the rules and regulations of the Commission thereunder;

                            (iv) The statements set forth under the caption "Certain United States Federal Income Tax Consequences" in the Prospectus, to the extent they represent summaries of legal matters, fairly summarize such legal matters in all material respects; and to the best of such counsel's knowledge, there is no contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit to the Registration Statement, in either case under the Act or the Rules and Regulations, which is not so described or filed as required or incorporated therein by reference as permitted by the Rules and Regulations;

                             (v) The Indenture, the Warrant Agreement and the Collateral Documents have been duly authorized, executed and delivered by the Company and its subsidiaries and constitute valid and binding agreements of the Company and its subsidiaries enforceable against the Company and its subsidiaries in accordance with their terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, rehabilitation, moratorium, fraudulent transfer, and other similar laws relating to or affecting the rights and remedies of creditors and others generally and by general principles of equity, including, without limitation, concepts of reasonableness, materiality, good faith and fair dealing and the possible unavailability of specific performance, injunctive relief or other equitable remedies, regardless of whether enforceability is considered in a proceeding in equity of at law.

                            (vi) The Notes are in the form contemplated by the Indenture and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable in accordance with their terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, rehabilitation, moratorium, fraudulent transfer, and other similar laws relating to or affecting the rights and remedies of creditors and by general principles of equity, including, without limitation, concepts of reasonableness, materiality, good faith and fair dealing and the possible unavailability of specific performance, injunctive relief or other equitable remedies, regardless of whether enforceability is considered in a proceeding in equity or at law; and the descriptions of certain provisions of the Indenture, the Warrant Agreement, the Collateral Documents and the Securities contained in the Prospectus fairly summarize such provisions of such documents;

                           (vii) When the Warrants have been duly executed by the Company and countersigned by the Warrant Agent in accordance with the provisions of the Warrant Agreement and duly delivered to and paid for in accordance with the terms of this Agreement, the Warrants will constitute valid and binding obligations of the company, entitled to the benefits of the Warrant Agreement and enforceable against the Company in accordance with their terms, except that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, reorganization, receivership, rehabilitation, moratorium, fraudulent transfer and other similar laws relating to or affecting the rights and remedies of creditors and by general principles of equity, including, without limitation, concept of reasonableness, materiality, good faith and fail dealing and the possible unavailability of specific performance, injunctive of relief or other equitable remedies, regardless of whether enforceability is considered in a proceeding at law or in equity.

                          (viii) The execution, delivery and performance of this Agreement, the Notes, the Warrants, the Units, the Indenture and the Collateral Documents by the Company and its subsidiaries, the issuance and sale of the Securities and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any New York or federal statute or any New York or federal order, rule or regulation known to such counsel of any New York or federal court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and except for the registration of the Securities under the Securities Act, the qualification of the Indenture under the Trust Indenture Act, such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Securities by the Underwriters and filings and recordations as are necessary in connection with the perfection of the liens created by the Security Documents, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Warrant Agreement, the Indenture, the Notes, the Warrants, the Units, or the Collateral Documents by the Company and its subsidiaries, the issuance and sale of the Securities and the consummation of the transactions contemplated hereby and thereby;

                            (ix) To the best of such counsel's knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to include securities owned or to be owned by such person in the securities registered pursuant to the Registration Statement, except pursuant to the Warrant Agreement dated as of ____________ in favor of GECC;

                             (x) To the best of such counsel's knowledge and except as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, are reasonably likely to have a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Company and its subsidiaries taken as a whole; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                          (xi) the Pledge Agreement creates in favor of the Collateral Agent, for the benefit of the holders of the Securities, a legal, valid and enforceable security interest in all right, title and interest of the Company in the Intercompany Notes and all proceeds thereof (as such term is defined in the New York State Uniform Commercial Code in effect on the date hereof - the "UCC") and the security interests granted in favor of the Company securing the Intercompany Notes. Upon delivery of the Intercompany Notes to the Collateral Agent (for the benefit of holders of the Securities), and assuming (A) continued possession of the Intercompany Notes by the Collateral Agent and (B) that the Collateral Agent takes delivery of the Intercompany Notes in good faith and neither the Collateral Agent nor any of the holders of Securities has notice prior to or on the date of such delivery of any "adverse claim" within the meaning of the UCC, the security interests relating to the Intercompany Notes (excluding the security interests granted by certain subsidiaries of the Company to secure the Intercompany Notes) constitute perfected security interests in favor of the Collateral Agent under the Pledge Agreement in all of the Company's right, title and interest in the Intercompany Notes and liens related thereto and, with respect to the Intercompany Notes, will have priority over any conflicting security interest therein of pledge thereof, except as follows:

                                  (i)  the priority of such security interest
                          may be subject to claims or liens in favor of the United States or any State thereof or any agency or instrumentality of any State thereof given priority by operation of law, including liens for the payment of federal, state or local taxes which are given priority by operation of law and liens under Title IV of the Employee Retirement Income Security Act of 1974, as amended; and

                                  (ii)  in the case of Proceeds, continuation
                          of perfection of the security interest of the Collateral Agent therein is limited to the extent set forth in Section 9-306 of the UCC.

         Such counsel has no reason to believe that, as of the effective date of the Registration Statement, the Registration Statement contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that, as of the effective date of the Registration Statement and as of the date hereof, the Prospectus contained or contains an untrue statement of a material fact necessary to make the statement therein, in the light of the circumstances under which they were made no misleading.

                          References to the Prospectus in this paragraph (c) include any supplements thereto at the Closing Date.

                 (d) Kepley, MacConnell & Eyrich shall have furnished to the Underwriters their written opinion, as counsel to the Company, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters, to the effect that:

                             (i) The Company, Newport, Northern Kentucky Air, Inc. ("Air") and Northern Kentucky Management, Inc. ("Management") have been duly incorporated and are validly existing as corporations in good standing under the laws of the State of Kentucky. Imperial is duly qualified to do business and is in good standing as a foreign corporation in the States of North Carolina, Virginia, Tennessee, Michigan, Indiana and in Puerto Rico. Koppel is duly qualified to do business and is in good standing as a foreign corporation in the State of Ohio. Each of the Company, Newport, Air, Management, Koppel, Erlanger and Imperial have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged;

                            (ii) The Company has the authorized capitalization set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; the issuance and sale of the Warrants and the Warrant Shares is not subject to preemptive rights arising by operation of law; the stockholders of the Company have no preemptive rights provided by statute or the certificate of incorporation of the Company with respect to the Warrants and the Warrant Shares; the Warrant Shares have been duly reserved by the Company for issuance upon exercise of all of the Warrants at the initial number of Warrant Shares deliverable upon exercise of the Warrants and the issuance of the Warrant Shares upon exercise of the Warrants has been duly and validly authorized, and the Warrant Shares, when issued, paid for and delivered in accordance with the terms of the Warrants and the Warrant Agreement, will be validly issued, fully paid and nonassessable, free and clear of all liens, encumbrances, equities and claims or restrictions on transferability or voting, and to our knowledge no holder of any securities of the Company has preemptive rights applicable to the Warrants or the Warrant Shares; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                           (iii) The Company has the corporate power and authority to execute and deliver this Agreement, the Notes, the Warrants, the Units, the Indenture, the Warrant Agreement and the Collateral Documents and to perform its obligations hereunder and thereunder; and all corporate action required to be taken by the Company for the due and proper authorization, execution and delivery of this Agreement, the Notes, the Warrants, the Units, the Warrant Agreement, the Indenture and the Collateral Documents and the consummation of the transactions contemplated by this Agreement, the Notes, the Warrants, the Units, the Indenture and the Collateral Documents have been duly and validly taken;

                            (iv) This Agreement, the Notes, the Warrants, the Units, the Warrant Agreement, the Indenture and the Collateral Document to which it is a party have been duly authorized, executed and delivered by the Company and constitute valid and binding agreements of the Company in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;

                             (v) The execution, delivery and performance by Newport of the Newport Security Agreements and the Kentucky Mortgages, and the creation of the liens provided for therein
                 (a) do not and will not violate any existing law or governmental rule or regulation of the State of Kentucky and
                 (b) do not and will not require any license, permit, authorization or other approval of, any exemption by, or any registration, recording or filing with, any court, administrative agency or other governmental authority of the Commonwealth of Kentucky, except for the filing of the Kentucky Mortgages and certain financing statements;

                            (vi)  Upon the filing of certain financing
                 statements in the Commonwealth of Kentucky, the Collateral Agent on behalf of the holders of the Notes and the holder of the Intercompany Notes will have valid and fully perfected security interests in the Collateral (excluding the real property other than fixtures subject to the Kentucky Mortgages) located in the Commonwealth of Kentucky;

                           (vii)  The Kentucky Mortgages, including the
                 assignment from the Company of its interest in the ICN Kentucky Mortgage, are in proper form for recording in the Commonwealth of Kentucky, comply with all applicable legal requirements and create for the benefit of the Collateral Agent and the holder of the Intercompany Notes legal, valid and binding mortgage liens upon the real property described therein enforceable as such against Newport and, upon recordation by the [name filing office], in its mortgage and conveyance records, all other persons, whatsoever. The provisions of the Kentucky Mortgages are effective to create in favor of the Collateral Agent and the holder of the Newport Intercompany Note legal, valid and binding security interests in all property described therein and upon the filing of the applicable financing statements will constitute for the benefit of the Collateral Agent legal, valid and binding, perfected liens on such property, enforceable as such against Newport and all other persons.

                          (viii)  Upon the closing of the transactions
                 contemplated hereby, the transfer of funds pursuant to the Company's Company Order dated as of the Closing and the filing of certain release documents, any and all liens of record in the State of Kentucky in favor of GECC with respect to a $10,000,000 Loan

                 Agreement, dated as of October 4, 1990, as amended, and the holders of 10.65% Senior Secured Notes Due 1999 shall be released and removed from all public records in the State of Kentucky;

                            (ix) The Newport Subordination Agreement, assuming the due execution by the other party thereto, is effective to subordinate the security interests and liens in favor of the City of Dayton, as described therein, to the security interests and liens created by the Security Documents; and

                              (x) The courts of the State of Kentucky will
                 enforce those provisions in the Newport Security Agreements which stipulate that the validity, construction and enforceability of such documents will be governed by the laws of the State of New York, except to the extent that the laws of the State of Kentucky shall govern the perfection and effect of perfection of the security interests created thereunder and the enforceability of the security interest in the Collateral located in the Commonwealth of Kentucky.

                 (e) Eckert, Seamers, Cherin & Mellott shall have furnished to the Underwriters their written opinion, as special Pennsylvania counsel to the Company, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters, to the effect that:

                             (i) Koppel has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Pennsylvania. Imperial is duly qualified to do business and is in good standing as a foreign corporation in the Commonwealth of Pennsylvania. Koppel has all power and authority necessary to own or hold its respective properties and to conduct the business in which it is engaged;

                            (ii) All of the issued shares of capital stock of Koppel have been duly and validly authorized and issued and are fully paid and non-assessable and (except for directors' qualifying shares, if any) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                           (iii) Koppel has the corporate power and authority to execute and deliver the Collateral Documents to which it is a party and to perform its obligations thereunder; and all corporate action required to be taken by Koppel for the due and proper authorization, execution and delivery of the Collateral Documents to which it is a party and the consummation of the transactions contemplated by the Collateral Documents to which it is a party have been duly and validly taken;

                            (iv) The Collateral Document to which it is a party have been duly authorized, executed and delivered by Koppel and constitute valid and binding agreements of Koppel in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;

                             (v) The execution, delivery and performance by Koppel of the Koppel Security Agreements and the Pennsylvania Mortgages, and the creation of the liens provided for therein
                 (a) do not and will not violate any existing law or governmental rule or regulation of the Commonwealth of Pennsylvania and (b) do not and will not require any license, permit, authorization or other approval of, any exemption by, or any registration, recording or filing with, any court, administrative agency or other governmental authority of the Commonwealth of Pennsylvania, except for the filing of certain financing statements;

                            (vi)  Upon the filing of certain financing
                 statements in the Commonwealth of Pennsylvania, the Collateral Agent on behalf of the holders of the Notes and the holder of the Koppel Intercompany Note will have valid and fully perfected security interests in the Collateral (excluding the real property other than fixtures subject to the Pennsylvania Mortgages) located in the Commonwealth of Pennsylvania;

                           (vii) The Pennsylvania Mortgages are in proper form for recording in the Commonwealth of Pennsylvania, comply with all applicable legal requirements and create for the benefit of the Collateral Agent and the holder of the Koppel Intercompany Note legal, valid and binding mortgage liens upon the real property described therein enforceable as such against Koppel and, upon recordation by the [list filing office] in its mortgage and conveyance records, all other persons, whatsoever. The provisions of the Pennsylvania Mortgages are effective to create in favor of the Collateral Agent and the holder of the Koppel Intercompany Note legal, valid and binding security interests in all personal property described therein and upon the filing of the applicable financing statements will constitute for the benefit of the Collateral Agent and the holder of the Koppel Intercompany Note legal, valid and binding, perfected liens on such property, enforceable as such against Koppel and all other persons; and

                         (viii) Upon the closing of the transactions contemplated hereby, the transfer of funds pursuant to the Company's Company Order dated as of the Closing and the filing of certain release documents, any and all liens of record in the Commonwealth of Pennsylvania in favor of GECC with respect to the $90,000,000 Loan Agreement dated as of October 4, 1990, as amended, shall be released from all public records in the Commonwealth of Pennsylvania;

                            (ix)  The courts of the Commonwealth of
                 Pennsylvania will enforce those provisions in the Koppel Security Agreements which stipulate that the validity, construction and enforceability of such documents will be governed by the laws of the State of New York, except to the extent that the laws of the

                 Commonwealth of Pennsylvania shall govern the perfection and effect of perfection of the security interests created thereunder and the enforceability of the security interest in the Collateral located in the Commonwealth of Pennsylvania.

                 (f) Brown, Sims, Wise & White shall have furnished to the Underwriters their written opinion, as special Texas counsel to the Company, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters, to the effect that:

                             (i) Newport, Koppel and Imperial are each duly qualified to do business and are in good standing as foreign corporations in the State of Texas. Each of the Newport, Koppel and Imperial have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged;

                            (ii) The execution, delivery and performance by of the Texas Mortgages, and the creation of the liens provided for therein (a) do not and will not violate any existing law or governmental rule or regulation of the State of Texas and
                 (b) do not and will not require any license, permit, authorization or other approval of, any exemption by, or any registration, recording or filing with, any court, administrative agency or other governmental authority of the State of Texas, except for the filing of the certain financing statements;

                           (iii)  Upon the filing of certain financing
                 statements in the State of Texas, the Collateral Agent on behalf of the holders of the Notes and the holder of the Koppel Intercompany Note will have valid and fully perfected security interests in the Collateral (excluding the real property other than fixtures subject to the Texas Mortgages) located in the State of Texas; and

                            (iv) The Texas Mortgages are in proper form for recording in the State of Texas, comply with all applicable legal requirements and create for the benefit of the Collateral Agent and the holder of the Koppel Intercompany Note legal, valid and binding mortgage liens upon the real property described therein enforceable as such against and, upon recordation by the [list filing office] in its mortgage and conveyance records, all other persons, whatsoever. The provisions of the Texas Mortgages are effective to create in favor of the Collateral Agent and the holder of the Koppel Intercompany Note legal, valid and binding security interests in all personal property described therein and upon the filing of the applicable financing statements will constitute for the benefit of the Collateral Agent and the holder of the Koppel Intercompany Note legal, valid and binding, perfected liens on such property, enforceable as such against and all other persons; and

                             (v) The courts of the State of Texas will enforce those provisions in the Security Agreements which stipulate that the validity, construction and enforceability of such documents will be governed by the laws of the State of New York, except to the extent that the laws of the State of Texas shall govern the perfection and effect of perfection of the security interests created thereunder and the enforceability of the security interest in the Collateral located in the State of Texas.

                 (g) Huffman, Arrington, Kihle, Gaberino & Dunn shall have furnished to the Underwriters their written opinion, as special Oklahoma counsel to the Company, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters, to the effect that:

                             (i) Erlanger has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Oklahoma. Erlanger has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged;

                            (ii) All of the issued shares of capital stock of Erlanger have been duly and validly authorized and issued and are fully paid and non-assessable and (except for directors' qualifying shares, if any) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                           (iii)  Erlanger has the corporate power and
                 authority to execute and deliver the Collateral Documents to which it is a party and to perform its obligations thereunder; and all corporate action required to be taken by Erlanger for the due and proper authorization, execution and delivery of the Collateral Documents to which it is a party and the consummation of the transactions contemplated by the Collateral Documents to which it is a party have been duly and validly taken;

                            (iv) The Collateral Documents to which it is a party have been duly authorized, executed and delivered by Koppel and constitute valid and binding agreements of Erlanger in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;

                             (v) The execution, delivery and performance by Erlanger of the Erlanger Security Agreements and Oklahoma Mortgages, and the creation of the liens provided for therein
                 (a) do not and will not violate any existing law or governmental rule or regulation of the State of Oklahoma and
                 (b) do not and will not require any license, permit, authorization or other approval of, any exemption by, or any registration, recording or filing with, any court, administrative agency or other governmental authority of the State of Oklahoma except for the filing of the Oklahoma Mortgages and certain financing statements;

                            (vi)  Upon the filing of certain financing
                 statements in the State of Oklahoma, the Collateral Agent on behalf of the holders of the Notes and the holder of the Erlanger Intercompany Note will have valid and fully perfected security interests in the Collateral (excluding the real property other than the fixtures subject to the Oklahoma Mortgages) located in the State of Oklahoma;

                           (vii) The Oklahoma Mortgages are in proper form for recording in the State of Oklahoma, comply with all applicable legal requirements and creates for the benefit of the Collateral Agent and the holder of the Erlanger Intercompany Note a legal, valid and binding mortgage lien upon the real property described therein enforceable as such against Erlanger and, upon recordation by the [list filing office] in its mortgage and conveyance records, all other persons, whatsoever. The provisions of the Oklahoma Mortgage are effective to create in favor of the Collateral Agent a legal, valid and binding security interest in all personal property described therein and upon the filing of the applicable financing statements will constitute for the benefit of the Collateral Agent and the holder of the Erlanger Intercompany Note a legal, valid and binding, perfected lien on such property, enforceable as such against Erlanger and all other persons; and

                          (viii) The courts of the State of Oklahoma will enforce those provisions in the Erlanger Security Agreements which stipulate that the validity, construction and enforceability of such documents will be governed by the laws of the State of New York, except to the extent that the laws of the State of Oklahoma shall govern the perfection and effect of perfection of the security interests created thereunder and the enforceability of the security interest in the Collateral located in the State of Oklahoma.

                 (h) The Representative shall have received from Simpson Thacher & Bartlett, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to such matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for enabling them to pass upon such matters.

                 (i) The Company shall have furnished to the Representative a letter (the "bring-down letter") of Arthur Andersen & Co., addressed to the Underwriters and dated the Closing Date confirming, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by a letter delivered to the Representative concurrently with the execution of this Agreement.

                 (j) The Company shall have furnished to the Representative a certificate, dated the Closing Date, of its Chairman of the Board, its President or a Vice President and its chief financial officer stating that (i) such officers have carefully examined the Registration Statement and the Prospectus, (ii) in their opinion, as of the Effective Time, the Registration Statement did not, and as of its date and the Closing Date, the Prospectus did not and does not include any untrue statement of a material fact and does not and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and since the Effective Time, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus and (iii) to the best of his or her knowledge after reasonable investigation, as of the Closing Date, the representations and warranties of the Company in this Agreement are true and correct, the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the best of his or her knowledge, are contemplated by the Commission, and subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change in the financial position or results of operation of the Company and its subsidiaries, or any change, or any development including a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Company and its subsidiaries taken as a whole, except as set forth in the Prospectus.

                 (k) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Company and its subsidiaries taken as a whole, the effect of which, in any such case described above, is, in the judgment of the Representative so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus (exclusive of any supplement).

                 (l) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Notes or any of the Company's other debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations, and (ii) no such organization shall have publicly announced that it has under surveillance or review (other than an announcement with positive implications of a possible upgrading), its rating of the Notes or any of the Company's other debt securities.

                 (m) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or limited, or minimum prices shall have been established on either of such exchanges or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, or trading in securities of the Company on any exchange or in the over-the-counter market shall have been suspended or (ii) a general moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (iii) an outbreak or escalation of hostilities or a declaration by the United States of a national emergency or war or such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Representative impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus.

                 (n) The receipt by the Company and its subsidiaries of written commitments for the satisfaction and discharge of the Company's and its subsidiaries', obligations relating to (i) the 10.65% Senior Secured Notes Due 1999 and the security documents (including mortgages) relating thereto, (ii) the Loan Agreement dated as of October 4, 1990 between GECC and Newport, as amended, and the security documents (including mortgages) relating thereto; and (iii) the Loan Agreement dated as of October 4, 1990 between GECC and Koppel, as amended, and the related "take or pay arrangements" and security documents (including mortgages) relating thereto.

                 All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

                 6. TERMINATION. The obligations of the Underwriters hereunder may be terminated by the Underwriters, in their absolute discretion, by notice given to and received by the Company prior to delivery of and payment for the Securities, if, prior to that time, any of the events described in Sections 5(k), 5(l) or 5(m) shall have occurred or the events in 5(n) shall not have occurred by the date of pre-closing.

                 7. DEFAULTING UNDERWRITERS. If, on the Closing Date, either Underwriter defaults in the performance of its obligations under this Agreement, the Representative may make arrangements for the purchase of such Securities by other persons satisfactory to the Company and the remaining non-defaulting Underwriter, but if no such arrangements are made by the Closing Date, then the remaining non-defaulting Underwriter shall be obligated to purchase the Securities which the defaulting Underwriter agreed but failed to purchase on the Closing Date; provided, however, that the remaining non-defaulting Underwriter shall not be obligated to purchase any of the Securities on the Closing Date if the aggregate principal amount of Securities which the defaulting Underwriter agreed but failed to purchase on such date exceeds one-eleventh of the aggregate principal amount of the Securities to be purchased on the Closing Date, and the remaining non-defaulting Underwriter shall not be obligated to purchase in total more than 110% of the principal amount of the Securities which it agreed to purchase on the Closing Date pursuant to the terms of Section 2. If the foregoing maximums are exceeded and the remaining Underwriter or other underwriters satisfactory to the Representative and the Company do not elect to purchase the Securities which the defaulting Underwriter agreed but failed to purchase, this Agreement shall terminate without liability on the part of the non-defaulting Underwriter or the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Section 12 and except that the provisions of Sections 9 and 10 shall not terminate and shall remain in effect. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context otherwise requires, any party not listed in
Schedule 1 hereto who, pursuant to this Section 7 purchases Securities which a defaulting Underwriter agreed but failed to purchase.

                 Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have for damages caused by its default. If other underwriters are obligated or agree to purchase the Securities of a defaulting Underwriter, either the remaining non- defaulting Underwriter or the Company may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus that effects any such changes.

                 8. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If (a) notice shall have been given pursuant to Section 6 preventing this Agreement from becoming effective, (b) the Company shall fail to tender the Securities for delivery to the Underwriters for any reason permitted under this Agreement or
(c) the Underwriters shall decline to purchase the Securities for any reason permitted under this Agreement, the Company shall reimburse the Underwriters for the fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been reasonably incurred by them in connection with this Agreement and the proposed purchase of the Securities, and upon demand the Company shall pay the full amount thereof to the Underwriters. If this Agreement is terminated pursuant to Section 7 solely by reason of the default of one of the Underwriters, the Company shall not be obligated to reimburse the Underwriters on account of those expenses.

                 9. INDEMNIFICATION. (a) The Company shall indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Securities Act (collectively referred to for the purposes of this Section 9 and Section 10 as an Underwriter) against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which that Underwriter may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter for any legal or other expenses reasonably incurred by that Underwriter in connection with investigating or preparing to defend or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter specifically for use therein which the parties hereto agree is limited to information set forth in the "Underwriting" section of the Registration Statement, the Preliminary Prospectus and the Prospectus. The foregoing indemnity with respect to any untrue statement contained in or omission from a Preliminary Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, liability, claim, damage or expense purchased any of the Securities which are the subject thereof if such person was not sent or given a copy of the Prospectus (or the Prospectus as amended or supplemented) (in each case exclusive of the documents from which information is incorporated by reference) at or prior to the written confirmation of the sale of such Securities to such person and the untrue statement contained in or omission from such Preliminary Prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented), unless such failure resulted from non-compliance by the Company with Section 4(c) or 4(d).

                 (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each of its directors, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act (collectively referred to for the purposes of this Section 9 and Section 10 as the Company), against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of that Underwriter specifically for use therein, and shall reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or preparing to defend or defending against or appearing as third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided that the parties hereto hereby agree that such written information provided by the Underwriters consists solely of the information appearing in the "Underwriting" section of the Registration Statement, the Preliminary Prospectus and the Prospectus.

                 (c) Promptly after receipt by an indemnified party under this Section 9 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 9 except to the extent it has been materially prejudiced by such failure; and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 9. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 9 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Representative shall have the right to employ separate counsel to represent jointly the Underwriters and their respective controlling persons in any such action but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it that are different from or additional to those available to the indemnifying party or the representation of such indemnified party and the indemnifying party by the same counsel would be inappropriate under applicable standards of appropriate conduct due to actual or potential differing interests between them and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood that the Company shall not in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 9(a) and 9(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

                 The obligations of the Company and the Underwriters in this
Section 9 and in Section 10 are in addition to any other liability which the Company or the Underwriters, as the case may be, may otherwise have.

                 10.  CONTRIBUTION.  If the indemnification provided for in
Section 9 is unavailable or insufficient to hold harmless an indemnified party under Section 9(a) or (b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation (even if the Underwriters were treated as one entity for such purpose) provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations.
The relative benefits received by the Company on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Securities purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 10 were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10 shall be deemed to include, for purposes of this Section 10, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public less the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                 The Underwriters' obligations to contribute as provided in this Section 10 are several in proportion to their respective underwriting obligations and not joint.

                 11. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 9 and 10 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

                 12. EXPENSES. The Company agrees with the Underwriters to pay (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, all as provided in this Agreement;
(d) the costs of printing, reproducing and distributing this Agreement and any other underwriting and selling group documents by mail, telex or other means of communications; (e) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of sale of the Securities; (f) the fees and expenses of qualifying the Securities under the securities laws of the several jurisdictions as provided in Section 4(h) and of preparing, printing and distributing Blue Sky Memoranda and Legal Investment Surveys (including related fees and expenses of counsel to the Underwriters); (g) any fees charged by securities rating services for rating the Securities; (h) all fees and expenses of the Trustee, the Collateral Agent and any agent thereof; and (i) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement (including without limitation legal fees and expenses of counsel to the Company); provided that, except as otherwise provided in this Section 12 and in Section 8, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Securities which they may sell and the expenses of advertising any offering of the Securities made by the Underwriters.

                 13. SURVIVAL. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company and the Underwriters contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any of them or any person controlling any of them.

                 14. NOTICES, ETC. All statements, requests, notices and agreements hereunder shall be in writing, and:

                 (a) if to the Representative, shall be delivered or sent by mail, telex or facsimile transmission to Chemical Securities Inc., 270 Park Avenue, New York, New York 10017, Attention: Daniel Tredwell;

                 (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: John R. Parker;

provided, however, that any notice to an Underwriter pursuant to Section 9(c) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representative, which address will be supplied to any other party hereto by the Representative upon request.

                 Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by the Representative.

                 15. DEFINITIONS OF CERTAIN TERMS. For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

                 16. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                 17. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                 18. HEADINGS. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                 If the foregoing is in accordance with your understanding of the agreement between the Company and the several Underwriters, kindly indicate your acceptance in the space provided for that purpose below.

                                        Very truly yours,

                                        NS GROUP, INC.


                                        By
                                           ------------------------------
                                           Name:
                                           Title:

Accepted:

CHEMICAL SECURITIES INC.


By ----------------------------------
        Authorized Signatory

For itself and as Representative

CS FIRST BOSTON CORPORATION


By ________________________________________________
               Authorized Signatory

                                   Schedule 1


Underwriters of Securities                              Amount of Units
- --------------------------                              ---------------

Chemical Securities, Inc.

CS First Boston

     Total                                              125,000